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                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT made and entered into by and between DAVID
C. GLASSER (hereinafter referred to as "PLEDGOR"), to MEDLEY CREDIT ACCEPTANCE CORP. (hereinafter referred to as "PLEDGEE"). (Collectively throughout this Agreement PLEDGOR and PLEDGEE may be referred to as "Parties" for convenience

                              W I T N E S S E T H:

         WHEREAS, the PLEDGOR has guaranteed the indebtedness of Cutting Edge Entertainment, Inc. ("DEBTOR") to PLEDGEE in the amount of $600,000.00, a copy of said Guarantee being attached as Exhibit"A", and

         WHEREAS, said debt is evidenced by a Promissory Note, a copy of which is attached hereto and made a part hereof as Exhibit "B", and

         WHEREAS, the debt in part is to be secured by a Pledge and Assignment of the PLEDGOR's stock in Cutting Edge Entertainment, Inc., a California corporation. (hereinafter referred to as "Corporation"), which stock will constitute at the time of closing all of the authorized, issued and outstanding shares in said corporation, and

         WHEREAS, the PLEDGOR has a financial interest in the DEBTOR, and

         WHEREAS, the Parties desire to document their understanding concerning the pledging of the security described in this Agreement to a written instrument.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein the Parties agree as follows:

         1. Recitals: The above and foregoing recitals are true and correct and are incorporated herein.

         2. PLEDGOR's Grant of Security Interest in Pledged Stock:

         A. For value received and to induce PLEDGEE to lend to DEBTOR, the sum of SIX HUNDRED THOUSAND DOLLARS (5600,000.00), the PLEDGOR hereby pledges to the PLEDGEE a first priority security interest in all of the authorized, issued and outstanding common stock of DEBTOR (hereinafter referred to as "PLEDGED STOCK"). consisting of 650 shares of common stock having a par value of $0.00 per share: together with all proceeds and dividends, if any, produced thereby. All Certificates evidencing such PLEDGED STOCK and stock powers shall be executed by the PLEDGOR in blank and held by the PLEDGEE until all of the obligations of the PLEDGOR to the PLEDGEE have been paid or performed in full.

         3. Representations, Warranties and Covenants Regarding Pledge: The PLEDGOR represents, warrants, covenants and agrees and so long as this Agreement is in effect shall be deemed continuously to represent, warrant, covenant and agree that:

         A. The PLEDGOR is the owner or shall be at the time of closing, the owner of the PLEDGED STOCK, free and clear of all liens, except the lien created by this Agreement.

         B. The PLEDGOR is authorized to enter into this Agreement and has the full and lawful power and authority to pledge the PLEDGED STOCK as provided for herein.

         C. This Agreement and the pledge of the PLEDGED STOCK do not violate or contravene any applicable federal or state law or regulation applicable to the PLEDGOR or the corporation or any agreement or instrument binding on the PLEDGOR, the PLEDGED STOCK or the corporation.

         D. The execution and delivery and the performance of this Agreement shall not be in contravention of any indenture, agreement or undertaking to which the corporation or the PLEDGOR may be a party.

         E. As long as any amount remains unpaid on the obligation secured by this pledge, the corporation will not enter into or execute any security agreement or financing statement covering any of the assets of the corporation without the specific prior written consent and approval of the PLEDGEE.

         F. The PLEDGOR agrees to procure, pay for, affix to any and all documents and cancel any documentary tax stamps required by, and in accordance with, applicable law and the PLEDGOR hereby indemnifies and holds the PLEDGEE harmless against any liability in respect of such documentary stamp taxes.

         G. Except as specifically provided for herein, the assets of the corporation as of the date of closing shall remain in the corporation's possession and control. All assets consisting of real and or personal property owned by the corporation shall be kept insured by the corporation and the PLEDGEE shall be named on all of said insurance policies as a party insured thereby in the event of loss. Copies of said policies shall be furnished to the PLEDGEE prior to or at the closing.

         H. Except as otherwise specifically provided for herein, the corporation will not sell or offer to sell, lease, assign, convey, transfer or otherwise encumber or dispose of any assets owned by the corporation or any interest therein which would reduce or decrease the net worth of the corporation.

         4. Voting Rights: For so long as the PLEDGOR is not in default under the terms and conditions of the Promissory Note secured by this instrument and the other instruments of

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security, the PLEDGOR shall be entitled to vote the PLEDGED STOCK for the purpose of conducting the business of the corporation. However, in no event will the PLEDGED STOCK be voted in favor of or be counted for the purpose of a quorum in a meeting held to consider. the merger. consolidation, sale of all or substantially all of the assets of, the dissolution, liquidation, reorganization, reclassification or recapitalization of the corporation or an amendment to its Articles of Incorporation or By Laws without the written consent of the Pledgee, which consent shall not be unreasonably withheld.

         From and after the occurrence of a default, the PLEDGEE shall be entitled but not have the obligation to vote the PLEDGED STOCK in respect of such matters and for such purposes as the PLEDGEE shall deem appropriate in its sole discretion and the PLEDGOR shall have not right to vote the PLEDGED STOCK or take any action with respect thereto.

         5. General Covenants: For so long as any of the obligations cf the PLEDGOR to the PLEDGEE remain outstanding whether under a note or otherwise, tne corporation shall, unless the PLEDGEE shall otherwise consent in writing:

         A. Pay and discharge all taxes. assessments and governmental charges or levies imposed upon the corporation or upon any of its income or profits, or upon any properties belonging to said corporation, prior to the date on which penalties attached thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the PLEDGOR

         B. Maintain insurance with responsible and reputable insurance companies in such amounts and covering such risks as is acceptable to PLEDGEE.

         C. Preserve and maintain the corporate existence, rights franchises and privileges of the corporation in the State of Florida, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of the business of the corporation.

         D. Comply with the requirements of all applicable laws, rules, regulations and order of any governmental authority, noncompliance with which could adversely affect the business or credit of the corporation.

         E . Keep adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied reflecting all financial transactions of the corporation.

         F. Maintain and preserve all of the assets and property of the corporation necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, to the extent that the failure to do so would adversely affect the financial condition or results of operation of the corporation.


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         G. The corporation will promptly comply with all present and future laws. ordinances, rules and regulations of any governmental authority affecting the business of the corporation of the assets owned by the corporation.

         6. Negative Covenants: For so long as the obligations of the PLEDGOR to the PLEDGEE shall remain outstanding, the corporation shall not, without the prior written consent of the PLEDGEE:

         A. Create, incur, assume or suffer to exist any lien, mortgage, pledge, security interest, or encumbrance of any nature upon or with respect to any of the assets now owned or hereafter acquired by the corporation or assign or otherwise convey any right to receive income, which would reduce or decrease the net worth of the corporation.

         B. The corporation will not merge or consolidate with. sell. assign, lease or otherwise dispose of its assets without the express written consent of the Pledgee.

         C. The corporation shall not declare or pay any dividends, purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding. return any capital to its stockholders. or make any distribution of assets to its stockholders.

         D. Issue any additional capital stock or any securities convertible into or exchangeable for capital stock

         E. The corporation will not allow its Articles of Incorporation .o be amended in any respect.

         F. Cease actively to transact business, or make, or permit the making of, any material change in the nature of the business now being conducted by the corporation

         G. Enter into any agreement containing any provision which would be violated or breached by the performance of its obligations hereunder or under any instrument or document delivered or to be delivered hereunder.

         7. Reporting Covenants: For so long as any of the obligations of the PLEDGOR shall remain outstanding to the PLEDGEE. the PLEDGOR and the corporation shall furnish the PLEDGEE the following:

         A. As soon as available and in any event within thirty (30) days after December 31st of each year: copes of all U.S. Income Tax Returns filed by the corporation in each year subsequent to the execution of this Pledge Agreement.

         B. Such other information respecting the assets or the condition or operations financial or otherwise of the corporation as the PLEDGEE may from time to time request.

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         8. Further Assurances: The PLEDGOR agrees to take such actions and to execute such stock powers and such other or different writings as the PLEDGEE may request, to further protect, confirm and assure the PLEDGEE's first priority security interest in the PLEDGED STOCK and to assets the PLEDGEE's realization thereon.

         9. Default: The PLEDGOR shall be in default of this Agreement upon the occurrence of any one or more of the following events:

         A. The failure or refusal of the Corporation or the PLEDGOR to obey the principal or interest due on the Promissory Note secured by this Agreement or any part thereof as the same becomes due in accordance with the term hereof or the Promissory Note

         B. The failure or refusal of the PLEDGOR or the corporation under any of the loan documents to punctually and properly perform, observe, and comply with any covenant, agreement or condition contained in any of the loan documents (other than the covenant to pay the principal and interest on the Promissory Note) and such failure or refusal continues for a period of fifteen
(15) days after the PLEDGOR has, or with the exercise of reasonable investigation, should have. notice thereof:

         C. The discovery by the PLEDGEE that any statement, representation, or warranty in any of the loan documents is false, misleading, or erroneous in any material respect:

         D. The failure of the PLEDGEE to have granted hereunder a first and prior lien and security interest against the PLEDGED STOCK. subject to no other liens or security, interests.

         E. The failure of the PLEDGOR or corporation to make any payment due on an indebtedness it may owe PLEDGEE and any default in any one indebtedness will create a default under the terms of this Agreement.

         F. The failure of the PLEDGOR or the corporation to satisfy any final judgment or order entered against them either individually or jointly.

         G. In the event either the PLEDGOR or the corporation shall become insolvent within the meaning of the Bankruptcy Act, as amended, make an assignment for the benefit of creditors or make a proposal to its creditors under any debtor relief law, admit in writing its inability to pay or otherwise fail to pay its debts generally as they become due, voluntarily seek, consent to, or acquiesce in the benefit or benefits of any debtor relief law, become a debtor party to any proceeding provided for by any debt relief law that could suspend or otherwise affect any of the rights of the PLEDGEE granted herein or in any other loan document. consent to the appointment of a receiver, trustee, liquidator, conservator, or similar person for all or any substantial part of their assets:


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         H. The PLEDGOR or the corporation shall involuntarily have an order, judgment or decree entered against it pursuant to any debtor relief law that could suspend or otherwise affect any of the rights granted to the PLEDGEE herein or in any other loan document, and such order. judgment or decree is not permanently stayed or reversed within sixty (60) days after the entry thereof;

         I. The PLEDGOR or the corporation shall have a petition filed against it seeking the benefit or benefits provided for by any debtor relief law that could suspend or otherwise affect any cf the rights granted to the PLEDGEE herein or in any other loan document, and such petition is not discharged within thirty (30) days after the filing thereof;

         J. Any default under the Promissory Note given to MEDLEY CREDIT ACCEPTANCE CORP.

         K. The Corporation shall cease or stop production of the movie.

         10. Rights and Remedies of PLEDGEE upon Default: In the even a default has occurred by the PLEDGOR. and said default shall continue for more than seven (7) days, the PLEDGEE shall have the following rights and remedies:

         A. The PLEDGEE's rights and remedies with respect to the PLEDGED STOCK shall be those of a secured party under the Uniform Commercial Code as in effect in the State of Florida and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between the PLEDGOR and the PLEDGEE.

         B. Without in any way requiring notice to be given in the following time and manner, the PLEDGOR agrees that any notice by PLEDGEE of sale, disposition or other intended auction hereunder in connection therewith, whether required by the Uniform Commercial Code as in effect in the State of Florida or otherwise, shall constitute reasonable notice to the PLEDGOR if such notice is mailed by regular or certified mail, postage prepaid. at least five
(5) calendar days prior to such action, to the PLEDGOR's address referred to in this Agreement or to any other address which the PLEDGOR has specified in writing to the PLEDGEE as the address to which notice hereunder shall be given to the PLEDGOR.

         C. Upon notice by the PLEDGEE to the PLEDGOR. the PLEDGEE, its assigns or their nominees shall have the sole and exclusive right to exercise all voting anc consensual powers pertaining to the PLEDGED STOCK or any part thereof and may exercise such powers in such manner as they may elect.

         D. To institute legal proceedings with respect the collection of the debt and to employ agents and attorneys at the sole expense of the PLEDGOR.


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         E. To cause the collateral to be transferred to the Secured Parties name provided nothing set forth herein shall serve to relieve the PLEDGEE from liability.

         11. Application of Proceeds: In the Event the PLEDGEE sells or otherwise disposes of the PLEDGED STOCK in the course of exercising the remedies provided for in this Agreement in the event of default, any amounts held, realized or received by PLEDGEE pursuant to the provisions hereof, including the proceeds of sale of any of the PLEDGED STOCK or any part thereof, shall be applied by the PLEDGEE first towards the payment of any cost and expenses incurred by the PLEDGEE in enforcing this Agreement or the Promissory Note, in realizing on or protecting any PLE3GED STOCK and in enforcing or collecting any obligation or any guarantee thereof, including, without limitation, attorneys' fees and expenses incurred by the PLEDGEE (all of which costs and expenses are secured by the PLEDGED STOCK), all of which cost and expenses the PLEDGOR agrees to pay and then the interest and principal on the
Note in the method and manner called for by said Note Any amounts and any PLEDGED STOCK remaining after such application and after payment to PLEDGEE of all of the obligations in full shall be paid or delivered to the PLEDGOR or a court of competent jurisdiction as the PLEDGEE may elect.

         12. Notices: Any communication, notice of demand to be given hereunder shall be duly given if in writing and delivered. mailed certified mail or telefaxed as follows:

         (1) To the PLEDGOR:

                                      David C. Glasser
                                      ________________________
                                      ________________________



         (2) To the PLEDGEE:

                                      Medley Credit Acceptance Corp.
                                      1100 Ponce de Leon Boulevard
                                      Coral Gables, Florida 33134


         13. Miscellaneous Provisions: This Agreement, together with the Exhibits hereto all of which are incorporated herein and made a part hereof by this reference, and the Certificates and other instruments delivered by the respective Partes pursuant thereto, constitutes the entire agreement between the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings and discussions, both written and oral, between the Parties hereto. This Agreement may not be amended or modified in any way except by a written instrument executed by all of the Parties hereto.

         A. Benefits; Binding Effect: This Agreement shall be for the benefit of and shall be binding upon the Parties hereto and their respective successors. The PLEDGEE shall be entitled to assign its respective rights to any holder or holders of the Note.

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         B. Survival: The representations, warranties, and agreements made in this Agreement shall be deemed to apply as of the date of the execution of this Agreement and shall be construed as continuing warranties, representations and agreements. The representations and warranties made by the PLEDGOR and the corporation are made with the knowledge and expectation that notwithstanding any investigation conducted by or on behalf of the PLEDGEE, the PLEDGEE is placing complete reliance thereon and that such representations and warranties are to be treated as material to the PLEDGEE.

         C. Waiver and Remedies: The waiver by the PLEDGEE of any obligors' prompt and complete performance, or breach or violation, of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by the PLEDGEE to exercise any right or remedy which the PLEDGEE may possess hereunder shall not operate nor be construed as a bar to the exercise of such rights or remedies by the PLEDGEE upon the occurrence of any subsequent breach or violation. Except as set forth herein, no right or remedy conferred upon or reserved to the PLEDGEE by this Agreement shall exclude any other right or remedy, or each right or remedy shall be cumulative and shall be in addition to every other right or remedy hereunder or available at law or in equity.

         D. Severability: The invalidity of any one or more of the words, phrases, sentences, clauses, sections, or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part hereof, all of which are inserted conditionally on their being valid in law, and in the event that any one or more the words, phrases, sentences. clauses, sections or subsections contained in this Agreement. shall be declared invalid by a court of competent jurisdiction, this Agreement shall be construed as if such invalid word or words. phrase or phrases. sentence or sentences, clause or clauses. section or sections. or subsection or subsections have not been inserted.

         E. Expenses: The PLEDGOR agrees to pay on demand all out of pocket expenses, including but without limitation, the fees and expenses of the PLEDGEE's counsel, in any way relating to the enforcement or protection of the rights of the PLEDGEE hereunder and further agrees that the PLEDGED STOCK secures such payment.

         F. Governing Law This Agreement shall be governed by and construed in accordance with. the laws of the State of Florida. Venue concerning any dispute or litigation which may be filed pursuant to the terms of this Agreement shall be in Dade County, Florida.

         G. Counterparts: This Agreement shall be governed by and construed in accordance with, the laws of the State of Florida. Venue concerning any dispute or litigation which may be filed pursuant to the terms of this Agreement shall be in Dade County, Florida .

         H. Headings: The headings of the articles and sections of this Agreement are inserted for convenience only and shall not constitute a part hereof nor be used in interpreting the meaning contained herein.


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         I. Upon payment in full of the Note. the PLEDGEE shall forthwith release this Pledge Agreement and reassign all rights thereunder and the original stock certificate together with the original assignment.

         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals.

         DATED as to the PLEDGOR this day of January, 1998.



___________________________                           _________________________
Witness                                               DAVID C. GLASSER

___________________________
Witness
























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STATE OF CALIFORNIA                 )
                                    ) SS
COUNTY OF                           )

         BEFORE ME, the undersigned authority, personally appeared DAVID C. GLASSER, to me well known to be the person described in and who executed the foregoing instrument, and acknowledged to and before me that he executed said instrument for the purposes therein expressed.

         WITNESS my hand and official seal, this 23 day of January, 1998.


                                             __________________________________
                                             Notary Public, State of California
                                             at Large

My Commission Expires:

         DATED as to the PLEDGEE this 23rd day of January, 1998

__________________________                   MEDLEY CREDIT ACCEPTANCE CORP.
         Witness
                                             BY:      Robert Press
                                                 ------------------------------
                                                     ROBERT D. PRESS, PRESIDENT
__________________________
Witness












                                     - 10 -

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STATE OF FLORIDA           )
                           ) SS
COUNTY OF DADE             )

         BEFORE ME, the undersigned authority. personally appeared ROBERT D. PRESS. President of MEDLEY CREDIT ACCEPTANCE CORP., to me well known and known to me to be the person described in and who executed the foregoing instrument and acknowledged to and before me that she executed said instrument for the purposes therein expressed.

         WITNESS my hand and official seal, this 23rd day of January, 1998.


                                             ----------------------------------
                                             Notary Public, State of California
                                             at Large

My Commission Expires:                             [seal]









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